Exhibit 99.1


                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                 April 1, 2004

                                                                               Contract (2)   Est. Duration (2)
                                                                              -------------- ------------------
       Rig Name        Rig Type             Status (1)         Customer     Type     Dayrate  Days   Date     Comments
                                                                                     ($000s)
      ----------- ------------------- ---------------------- ------------ --------- ---------- --- -------- ------------
 US Inland Barges
      ------------------------------------------------------------------------------------------------------------------
    1  Rig 01      Conv - 2000 hp       Cold Stacked  05/03
      ------------------------------------------------------------------------------------------------------------------
    2  Rig 07      Posted - 2000 hp     Cold Stacked  03/02
      ------------------------------------------------------------------------------------------------------------------
    3  Rig 09      Posted - 2000 hp     Operating             shipyard      two                    04/22/04
                                                              IBC            wells   High $10s
                                                                                                50 06/11/04
      ------------------------------------------------------------------------------------------------------------------
    4  Rig 10      Posted - 2000 hp     Cold Stacked  03/02
      ------------------------------------------------------------------------------------------------------------------
    5  Rig 11      Conv - 3000 hp       Operating             Clayton       one well High $10s  15 04/16/04
                                                               Williams
                                                               Energy
      ------------------------------------------------------------------------------------------------------------------
    6  Rig 15      Conv - 2000 hp       Operating             ADTI/Palace   one well  Low $20s  11 04/12/04
      ------------------------------------------------------------------------------------------------------------------
    7  Rig 17      Posted - 3000 hp, TD Operating             ExxonMobil    one well High $20s 110 07/20/04
      ------------------------------------------------------------------------------------------------------------------
    8  Rig 19      Conv - 1000 hp       Operating             Swift Energy  term      Mid $10s   4 04/05/04  negotiating
                                                               Co.                                            multi well
                                                                                                              contract
      ------------------------------------------------------------------------------------------------------------------
    9  Rig 20      Conv - 1000 hp       Cold Stacked  09/03
      ------------------------------------------------------------------------------------------------------------------
   10  Rig 21      Conv - 1500 hp       Cold Stacked  07/99
      ------------------------------------------------------------------------------------------------------------------
   11  Rig 23      Conv - 1000 hp       Cold Stacked  03/02
      ------------------------------------------------------------------------------------------------------------------
   12  Rig 27      Posted - 3000hp, TD  Operating             Hunt Oil Co.  one well  Low $20s  34 05/05/04
      ------------------------------------------------------------------------------------------------------------------
   13  Rig 28      Conv - 3000 hp       Cold Stacked  05/03
      ------------------------------------------------------------------------------------------------------------------
   14  Rig 29      Conv - 3000hp,TD     Operating             Apache Corp   one well  Low $20s   1 04/02/04  negotiating
                                                                                                              multi well
                                                                                                              contract
      ------------------------------------------------------------------------------------------------------------------
   15  Rig 30      Conv - 3000 hp       Cold Stacked  03/02
      ------------------------------------------------------------------------------------------------------------------
   16  Rig 31      Conv - 3000 hp       Cold Stacked  03/02
      ------------------------------------------------------------------------------------------------------------------
   17  Rig 32      Conv - 3000hp        Cold Stacked  12/03
      ------------------------------------------------------------------------------------------------------------------
   18  Rig 41      Posted - 3000 hp     Operating             Castex Energy one well  Low $20s  39 05/10/04
                                                               Inc.
      ------------------------------------------------------------------------------------------------------------------
   19  Rig 46      Posted - 3000 hp     Operating             Energy        one well High $10s  59 05/30/04
                                                               Partners Ltd
      ------------------------------------------------------------------------------------------------------------------
   20  Rig 47      Posted - 3000 hp     Cold Stacked  02/98
      ------------------------------------------------------------------------------------------------------------------
   21  Rig 48      Posted - 3000hp, TD  Operating             El Paso       one well  Mid $20s  44 05/15/04
                                                               Production
                                                               Co.
      ------------------------------------------------------------------------------------------------------------------
   22  Rig 49      Posted - 3000 hp     Cold Stacked  05/03
      ------------------------------------------------------------------------------------------------------------------
   23  Rig 52      Posted - 2000hp, TD  Operating             ADTI/Palace   one well  Low $20s   9 04/10/04
      ------------------------------------------------------------------------------------------------------------------
   24  Rig 55      Posted - 3000hp      Operating             Goodrich      one well  Low $20s   5 04/06/04
                                                               Petroleum Co.
                                                              Apache Corp   one well  Mid $20s  45 05/21/04
      ------------------------------------------------------------------------------------------------------------------
   25  Rig 57      Posted - 2000hp      Operating             POGO          one well  Low $20s
                                                               Producing Co.                     6 04/12/04
      ------------------------------------------------------------------------------------------------------------------
   26  Rig 61      Posted - 3000 hp     Cold Stacked  02/98
      ------------------------------------------------------------------------------------------------------------------
   27  Rig 62      Posted - 3000hp      Cold Stacked  06/03
      ------------------------------------------------------------------------------------------------------------------
   28  Rig 64      Posted - 3000hp      Operating             ADTI/Helis    one well  Low $20s  30 05/01/04
      ------------------------------------------------------------------------------------------------------------------
   29  Rig 74      Posted - 2000 hp     Cold Stacked  02/99
      ------------------------------------------------------------------------------------------------------------------
   30  Rig 75      Posted - 2000 hp     Cold Stacked  02/99
      ------------------------------------------------------------------------------------------------------------------
                                                                                       Average  33 days


                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                 April 1, 2004

                                                                             Contract (2)   Est. Duration (2)
                                                                            -------------- ------------------
     Rig Name    Rig Type           Status (1)           Customer            Type        Dayrate  Days   Date      Comments
                                                                                         ($000s)
    --------- --------------- --------------------- ------------------- -------------- ----------- --- -------- ------------------
 US Gulf of Mexico
    ------------------------------------------------------------------------------------------------------------------------------
  1  THE 75      Submersible,   Operating            Plains Resources        one well     Low $20s  7  04/08/04
                  TD
    ------------------------------------------------------------------------------------------------------------------------------
  2  THE 77      Submersible    Cold Stacked  01/99
    ------------------------------------------------------------------------------------------------------------------------------
  3  THE 78      Submersible    Cold Stacked  07/01
    ------------------------------------------------------------------------------------------------------------------------------
  4  THE 150     150' - ILC,    Operating            Apache Corp             one well    High $20s  9  04/10/04
                  TD
    ------------------------------------------------------------------------------------------------------------------------------
  5  THE 152     150' - MC, TD  Warm Stacked
                                 12/30/03
    ------------------------------------------------------------------------------------------------------------------------------
  6  THE 153     150' - MC      Cold Stacked  07/01
    ------------------------------------------------------------------------------------------------------------------------------
  7  THE 155     150' - ILC     Cold Stacked  07/01
    ------------------------------------------------------------------------------------------------------------------------------
     THE 185     120' - ILC,    Cold Stacked  09/99
  8               TD
    ------------------------------------------------------------------------------------------------------------------------------
  9  THE 191     160' - MS      Cold Stacked  08/01
    ------------------------------------------------------------------------------------------------------------------------------
 10  THE 200     200' - MC, TD  Operating            LLOG                    two wells   High $20s 39  05/10/04
    ------------------------------------------------------------------------------------------------------------------------------
 11  THE 201     200' - MC, TD  Operating            F-W Oil                 one well     Low $30s 14  04/15/04
                                                     American Coastal Energy one well    High $20s  5  04/20/04
                                                     F-W Oil                 one well     Low $30s 30  05/20/04
    ------------------------------------------------------------------------------------------------------------------------------
 12  THE 202     200' - MC, TD  Operating            Tana Exploration Co.    one well    High $20s 25  04/26/04
    ------------------------------------------------------------------------------------------------------------------------------
 13  THE 203     200' - MC, TD  Operating            Tana Exploration Co.    one well    High $20s 14  04/15/04
    ------------------------------------------------------------------------------------------------------------------------------
 14  THE 204     200' - MC, TD  Operating            Schlumberger/Sandalwood one well    High $20s 29  04/30/04
    ------------------------------------------------------------------------------------------------------------------------------
 15  THE 207     200' - MC, TD  Operating            POGO Producing Co.      multi well   Low $30s  2  04/03/04  negotiating one
                                                                                                                  well contract
    ------------------------------------------------------------------------------------------------------------------------------
 16  THE 250     250' - MS      Operating            Gryphon Exploration     one well    High $20s 20  04/21/04
    ------------------------------------------------------------------------------------------------------------------------------
 17  THE 251     250' - MS, TD  Warm Stacked                                                                     negotiating one
                                 03/08/04                                                                         well contract
    ------------------------------------------------------------------------------------------------------------------------------
 18  THE 252     250' - MS      Cold Stacked  11/01
    ------------------------------------------------------------------------------------------------------------------------------
     THE 253     250- ' MS      Operating            Walter O&G              one well     Mid $20s  -  04/01/04  negotiating one
 19                                                                                                               well contract
    ------------------------------------------------------------------------------------------------------------------------------
 20  THE 254     250' - MS      Cold Stacked  07/01
    ------------------------------------------------------------------------------------------------------------------------------
 21  THE 255     250' - MS      Cold Stacked  07/01
    ------------------------------------------------------------------------------------------------------------------------------
 22  THE 256     250' - MS      Cold Stacked  03/99
    ------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average 22 days

                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                 April 1, 2004

                                                                               Contract (2)   Est. Duration (2)
                                                                              -------------- ------------------
      Rig Name      Rig Type       Status (1)      Customer     Type        Dayrate     Days     Date         Comments
                                                                            ($000s)
    ----------- --------------- ---------------- ------------ --------- --------------- ------ --------- ----------------------
 Mexico
    ---------------------------------------------------------------------------------------------------------------------------
  1  THE 205      200' - MC, TD  Operating           PEMEX       term        High $30s   951    11/08/06
    ---------------------------------------------------------------------------------------------------------------------------
  2  THE 206      200' - MC, TD  Operating           PEMEX       term         Low $40s   564    10/17/05
    ---------------------------------------------------------------------------------------------------------------------------
  3  Platform 3   Platform,  TD  Rig Preparation     PEMEX       term        High $20s   1,289            Est start 8/31/04
    ---------------------------------------------------------------------------------------------------------------------------
                                                                               Average   935 days
 Trinidad
-------------------------------------------------------------------------------------------------------------------------------
  1  THE 110      100' - MC, TD  Operating           Trinmar     term         Mid $20s   773    05/14/06
    ---------------------------------------------------------------------------------------------------------------------------
  2  THE 208          200' - MC  Cold Stacked  03/02
    ---------------------------------------------------------------------------------------------------------------------------
                                                                               Average   773 days
 Venezuela
-------------------------------------------------------------------------------------------------------------------------------
  1  Rig #26      750 hp         Stacked
    ---------------------------------------------------------------------------------------------------------------------------
  2  Rig #27      900 hp         Stacked
    ---------------------------------------------------------------------------------------------------------------------------
  3  Cliffs #36   2000 hp        Stacked
    ---------------------------------------------------------------------------------------------------------------------------
  4  Cliffs #37   2000 hp        Stacked
    ---------------------------------------------------------------------------------------------------------------------------
  5  Cliffs #40   2000 hp        Operating           PDVSA East  one well    High $10s    31    05/02/04
    ---------------------------------------------------------------------------------------------------------------------------
  6  Cliffs #42   2000 hp        Stacked
    ---------------------------------------------------------------------------------------------------------------------------
  7  Cliffs #43   2000 hp        Stacked
    ---------------------------------------------------------------------------------------------------------------------------
  8  Cliffs #54   3000 hp        Stacked                                                                  LOI for 1 yr starting
                                                                                                           May
    ---------------------------------------------------------------------------------------------------------------------------
  9  Cliffs #55   3000 hp        Stacked                                                                  LOI for 1 yr starting
                                                                                                           May
    ---------------------------------------------------------------------------------------------------------------------------
 10  THE 156      150' - ILC,    Operating           Conoco      multi well  High $40s    48    05/19/04
                   TD                                 Venezuela
    ---------------------------------------------------------------------------------------------------------------------------
 11  Falcon 40    Lake Barge,    Cold Stacked  01/00
                   TD
    ---------------------------------------------------------------------------------------------------------------------------
 12  Falcon 42    Lake Barge     Cold Stacked  12/99
    ---------------------------------------------------------------------------------------------------------------------------
     Falcon 43    Lake Barge,    Cold Stacked  02/00
 13                TD
    ---------------------------------------------------------------------------------------------------------------------------
                                                                               Average    40 days


(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include amounts reimbursable from the client for mobilization costs, bonuses or other items that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:
     The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's prospectus filed on February 6, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.